UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 22, 2005



                       TELZUIT MEDICAL TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                        COMMISSION FILE NUMBER 001-15034


                     FLORIDA                              01-0656115
          (STATE OR OTHER JURISDICTION OF              (I.R.S. EMPLOYER
           INCORPORATION OR ORGANIZATION)             IDENTIFICATION NO.)


             5422 CARRIER DRIVE, SUITE 306
                  ORLANDO, FLORIDA                           32819
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

                                 (407) 354-1222
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              TAYLOR MADISON CORP.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM  3.02     UNREGISTERED  SALES  OF  EQUITY  SECURITIES

      SERIES  A  PREFERRED  FINANCING

On August 19, 2005, Telzuit Medical Technologies, Inc. accepted an additional investment of $200,000 as part of its Series A Preferred private placement of approximately $3,399,610, which amount includes the $1,749,990 previously closed on June 22, 2005 and the $1,449,620 closed on June 27, 2005. Pursuant to the Securities Purchase Agreement, the Registrant, on August 19, 2005, issued 200,000 shares of Series A Convertible Preferred Stock (the "Series A Preferred Stock"), and (b) a Class B Warrant entitling the Holder of the Series A Convertible Preferred Stock to purchase 333,334 shares of the Registrant's common stock, par value $.001 per share (the "Common Stock"), at an exercise price of $.80 per share (the "Series A Financing")(1). The Series A Preferred
Stock converts into the Registrant's Common Stock at a price of $.60 per share of Common Stock. The purchase price paid to the Registrant in connection with the Series A Preferred Financing that closed on August 23, 2005 was $200,000.
The Series A Preferred Stock and Class B Warrant were sold to an institutional or accredited investor (the "Holder"). The Class B Warrant is exercisable by the Holder at any time before the date five (5) years from the date of issuance.

The issuance of the Series A Preferred Stock, the Class B Warrant, and related contract rights were exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act for transactions not involving a public offering, and based on the fact that the Series A Preferred Stock and Class B Warrant were issued only to an institutional or accredited investor.

Midtown Partners & Co., LLC. ("Midtown Partners"), an SEC and NASD registered broker-dealer, acted as the placement agent for the Registrant in connection with the offering referenced above. Midtown Partners is located in Boca Raton, Florida. In connection with the financing referenced above, on August 23, 2005, the Registrant paid a cash commission to Midtown Partners equal to $16,000 and issued to Midtown Partners (a) a warrant entitling Midtown Partners to purchase, in the aggregate, 40,000 shares of Registrant's Common Stock at an exercise price of $.60 per share, and (b) a warrant entitling Midtown Partners to purchase, in the aggregate, 40,000 shares of Registrant's
Common  Stock  at  an  exercise  price  of  $.80  per  share.

The issuance of the warrants to Midtown Partners was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act for transactions not involving a public offering and based on the fact that such warrants were issued to institutional or accredited investors.

     AUTOMATIC  CONVERSION  OF  SERIES  B  PREFERRED  STOCK  INTO  COMMON  STOCK

Pursuant to the Certificate of Designation, Preferences and Rights of Series B Preferred Stock, as set forth in the Articles of Amendment to the Articles of Incorporation of Taylor Madison Corp., filed with the Florida Secretary of State on May 6, 2005, each outstanding share of Series B Preferred Stock automatically converted, immediately after the completion of a 1-for-31 reverse stock split pursuant to that certain Share Exchange Agreement by and among Telzuit Technologies, LLC, Telzuit Technologies, Inc., Taylor Madison Corp. and other persons a party thereto, into twelve (12) shares of Common Stock, without any adjustment for the 1-for-31 reverse stock split. Consequently, on August 22, 2005, 2,258,306 shares of Series B Preferred Stock automatically converted into 27,099,672 shares of Common Stock.

(1) See Item 5.1 of the Registrant's Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on May 12, 2005 for a discussion of the
Registrant's 1-for-31 reverse stock split. The Common Stock issuable upon exercise of the Series A Preferred Stock and Class B Warrants are calculated on a post 1-for-31 reverse stock split basis. The 1-for-31 reverse stock split was approved by a majority of the shareholders of the Company at a special meeting of the shareholders on August 18, 2005, and became effective on August 22, 2005.

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ITEM  3.03     MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS

On August 18, 2005, at a special meeting of the shareholders of the Company, the shareholders approved, by the requisite majority vote, (a) to amend the Company's Articles of Incorporation to increase the authorized Common Stock, par value $.001 per share, of the Company from 50,000,000 shares to 100,000,000 shares; and (b) to effect a 1-for-31 reverse stock split of the issued and outstanding Common Stock, par value $.001 per share, of the Company (collectively, the "Corporate Actions"). NASDAQ effected the 1-for-31 reverse stock split on August 22, 2005, upon receipt of stamped Articles of Amendment and the shareholders' resolution approving the Corporate Actions.

The general effect of the Corporate Actions upon the rights of the holders of such securities is that each corporate action may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of the Company's Common Stock.

ITEM  8.01     OTHER  EVENTS

On August 22, 2005, the Registrant issued a news release entitled "Taylor Madison Corp./Telzuit Medical Technologies Announces Name Change to Telzuit Medical Technologies, Inc.," a copy of which is attached hereto as Exhibit 99.1.


ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

The  following  exhibits  are  filed  with  this  Form  8-K:

(c)     Exhibits.

   *3.1   Amended  Articles  of  Incorporation

 **10.1 Securities Purchase Agreement dated June 22, 2005, by and among Registrant, Telzuit Technologies, Inc., Telzuit Technologies, LLC, Michael J. Vosch, James P. Tolan, Don Sproat, and each of the persons that purchased Series A Preferred Stock issue by Taylor Madison.

 **10.2 Form of Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of Taylor Madison Corp.

***10.3 Form of Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock of Taylor Madison Corp.

 **10.3 Form of Class B Warrant issue to purchaser of Series A Convertible Preferred Stock

 **10.4   Form  of  Warrant  issued  to  Midtown  Partners  &  Co.,  LLC

  *99.1   Press  Release,  dated  August  22,  2005.


*         Filed  herewith.

** Filed with the Current Report on Form 8-K dated June 22, 2005, filed with the SEC on June 24, 2005.

*** Filed with the Current Report on Form 8-K dated May 6, 2005, filed with the SEC on May 12, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August  25,  2005

                                             By:  /s/  Don  Sproat
                                             -----------------------------
                                             Don Sproat
                                             President and Chief Financial
                                             Officer

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